SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON DC  20549

                                  FORM 8-K


              Current Report Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934




                      Date of Report: February 19, 2003
                      ---------------------------------
                      (Date of earliest event reported)




                     Bion Environmental Technologies, Inc.
             -----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter




        Colorado                  0-19333                 84-1176672
------------------------    ---------------------    -------------------
(State of Incorporation)    (Commission File No.)    (I.R.S. Employer
                                                     Identification No.)




             18 East 50th Street 10th Floor New York, NY 10022
           -----------------------------------------------------
           (Address and Zip Code of Principal Executive Offices)




      Registrant's telephone number including area code: (212) 758-6622



















ITEM 5.  OTHER EVENTS

CHANGE IN OUR MANAGEMENT

     The following additional change in our management has recently occurred:

     In a letter dated February 19, 2003, Mr. Salvatore J. Zizza resigned as a Director of the Company. We are not aware of any dispute with Mr. Zizza. A copy of his resignation letter is attached as Exhibit 99.1

LETTER TO INVESTORS

     We are mailing a letter to some of our major shareholders concerning our current situation. A copy of that letter is attached as Exhibit 99.2

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     The following documents are filed as exhibits to this Form 8-K:

      Exhibit
      Number       Description
      -------      -----------

      99.1         Resignation Letter from Salvatore Zizza as a Director

      99.2         Letter to Investors dated February 21, 2003




                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BION ENVIRONMENTAL TECHNOLOGIES, INC.



Date: February 21, 2003            By:/s/ Lawrence R. Danziger
                                      -------------------------------------
                                      Lawrence R. Danziger
                                      Chief Financial Officer